SCHEDULE 14A
(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement	☐ Confidential, for Use of the Commission
☒	Definitive Proxy Statement	Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

ERHC ENERGY INC.
(Name of Registrant as Specified in Its Charter)

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ERHC ENERGY INC.
5444 Westheimer Road, Suite 1440,
Houston, Texas 77056

March 13, 2012

To the Holders of Shares of Common Stock:

You are cordially invited to attend the Annual Meeting of Shareholders of ERHC Energy Inc. (the “Company”), which will be held at The Renaissance Houston Hotel, 6 Greenway Plaza East, Houston, Texas 77046 at 3:00 P.M., on Thursday, April 26, 2012.

Information about the Annual Meeting, including matters on which shareholders will act, may be found in the Notice of Annual Meeting of Shareholders and Proxy Statement accompanying this letter. We look forward to greeting in person as many of our shareholders as possible.

We are mailing a full set of proxy materials to all of our shareholders, including the Notice of Annual Meeting of Shareholders, and our Proxy Statement. The Notice of Annual Meeting of Shareholders also contains instructions on how each of those shareholders can request an electronic copy of our proxy materials, including our Proxy Statement and a form of proxy card. We believe that this new process will conserve natural resources and reduce the costs of printing and distributing our proxy materials.

Your vote is important. Whether or not you plan to attend the Annual Meeting of Shareholders, we hope you will vote as soon as possible. You may vote by following the instructions on the proxy card. You may revoke your voted proxy in the manner described in the accompanying Proxy Statement at any time prior to its exercise at the Annual Meeting of Shareholders, or you may vote in person if you attend the Annual Meeting of Shareholders. Returning the proxy does NOT deprive you of your right to attend the Annual Meeting of Shareholders

We look forward to greeting you at the Annual Meeting of Shareholders on Thursday, April 26, 2012.

Sincerely yours,

/s/ Peter Ntephe

By:	Peter Ntephe
President and Chief Executive Officer

ERHC ENERGY INC.
5444 Westheimer Road, Suite 1440,
Houston, Texas 77056
(713) 626-4700
____________________________________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

_____________
___________________________________________

To the Holders of Shares of Common Stock:

Notice is hereby given that the Annual Meeting of Shareholders of ERHC Energy Inc. (the “Company”), will be held:

TIME	3:00 P.M., on Thursday, April 26, 2012

PLACE	The Renaissance Houston Hotel
6 Greenway Plaza East
Houston, Texas 77046

ITEMS OF BUSINESS	(1)	To elect five Directors, each to serve for the term expiring in 2013 or until a successor is elected and qualified;
	(2)	To ratify the appointment of MaloneBailey, LLP, as our independent accountants for the 2012 fiscal year; and
	(3)	To transact other business and act upon any other matters that may properly come before the Annual Meeting of Shareholders.

RECORD DATE	If you were a shareholder of record of shares of common stock on the close of business on March 26, 2012 you are entitled to vote at the Annual Meeting of Shareholders.

PROXY VOTING
It is important that your shares be represented and voted at the Annual Meeting of Shareholders. Please MARK, SIGN, DATE, AND RETURN PROMPTLY the enclosed proxy card in the postage-paid envelope furnished for that purpose, or in certain cases you can vote your shares by following the instructions set forth in the enclosed proxy card.  See also details under the headings:  “How can I vote my shares without attending the Annual Meeting?” or “How can I vote my shares in person at the Annual Meeting?”  in our Proxy Statement.

ELECTRONIC AVAILABILITY OF PROXY MATERIALS	We are making this the Notice of Annual Meeting of Shareholders including the Proxy Statement. available on our website at: http://www.erhc.com/secfilings/

By Order of the Board of Directors,

/s/ Peter Ntephe

Peter Ntephe
Chief Executive Officer

Dated:    March 13, 2012

ERHC ENERGY INC.
5444 Westheimer Road, Suite 1440,
Houston, Texas 77056
(713) 626-4700

PROXY STATEMENT

2012 ANNUAL MEETING of STOCKHOLDERS

Why am I receiving these proxy materials?

We are providing this Proxy Statement for the purpose of soliciting proxies by the Board of Directors of ERHC Energy, Inc., a Colorado corporation (the “Company”), for our Annual Meeting of Shareholders (the “Annual Meeting”). Our Annual Meeting will be held at The Renaissance Houston Hotel, 6 Greenway Plaza East, Houston, Texas 77046, at 3:00 p.m. on Thursday, April 26, 2012, unless adjourned or postponed. We are making this solicitation by mail and we will pay all costs associated with this solicitation. When you see the term “we,” “our,” or “ERHC,” it refers to the Company.

The attached Notice of Annual Meeting of Shareholders (the “Notice”), this Proxy Statement and enclosed proxy card, are being mailed to the Company's shareholders starting on or about March 27, 2012. The mailing address for return of the proxy card is c/o Corporate Stock Transfer, Inc., 3200 Cherry Creek Drive. South, Suite 430, Denver, Colorado 80209.

Which shareholders are entitled to vote at the Annual Meeting?

You are entitled to the Notice, to vote your shares and attend the Annual Meeting, only if you were an ERHC shareholder or joint holder at the close of business on March, 26 , 2012 (the “Record Date”), or you hold a valid proxy for the Annual Meeting. As of the Record Date, there were 738,933,854 shares of common stock ($0.0001 par value) of the Company (“Common Stock”) outstanding and entitled to vote. Each share of Common Stock is entitled to one vote on each matter properly brought before the Annual Meeting. No other class of securities is entitled to vote at the Annual Meeting.

What do I need to present to attend admission to the Annual Meeting?

You will need to present photo identification to enter the Annual Meeting. If you are a shareholder of record, your name will be verified against the list of shareholders of record on the Record Date prior to your admission to the Annual Meeting. If your shares are held beneficially in the name of a bank, broker or other holder of record and you plan to attend the Annual Meeting, you must also present proof of your ownership of ERHC Common Stock, as of March 26, 2012, such as a bank or brokerage account statement, to be admitted to the Annual Meeting. If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the Annual Meeting. If you have any questions about attending the Annual Meeting, you may contact our Corporate Secretary at 713-626-4700.  ONLY “SHAREHOLDERS OF RECORD” WILL BE ALLOWED TO VOTE AT THE ANNUAL MEETING.

What is the difference between holding shares as a shareholder on the Record Date (a “shareholder of record”) and being a “beneficial owner”?

If your shares of Common Stock are registered directly in your name with ERHC’s transfer agent, Corporate Stock Transfer, you are considered the “shareholder of record” of those shares. The Notice, Proxy Statement and proxy card have been sent directly to you by ERHC, or in some cases, by Broadridge Financial Solutions, Inc. will send the proxy materials to you directly.

If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of such shares held in street name. The Notice, Proxy Statement, and proxy card  have been forwarded to your broker, bank or other holder of record, who is considered the “shareholder of record” of those shares. While you are invited to attend the Annual Meeting, as a beneficial owner you may not directly vote the shares held by you at the meeting.

Those of you who are “beneficial owners” and hold your shares of stock in “street name” with a broker, bank or other institution, where those shares are deposited with a depository institution (such as Depository Trust Company or DTC), and you do not hold them in your individual name are not considered the “shareholder of record.” In that case, you may not receive a proxy directly from the Company and you are not eligible to vote in person at the Annual Meeting.  The Company will notify your depository institution of the upcoming Annual  Meeting and that institution will issue an omnibus proxy to your broker, bank or other institution holding your securities in “street name.”  The omnibus proxy will grant the broker, bank or other institution authority to vote your proxy at the upcoming meeting.  You as the “beneficial owner” of the shares of stock to be voted should receive a voting instruction form (VIF) from your broker, bank or other institution that should be used by you to indicate your voting preferences.  If you hold your shares in “street name” through your broker, bank or other institution, contact them directly about your voting preferences.

How can I vote my shares in person at the Annual Meeting?

You may vote in person, if you are the “shareholder of record,” at the Annual Meeting by completing a ballot; however, attending the Annual Meeting without completing a ballot will not count as a vote. You may also be represented by another person at the Annual Meeting by executing a proper proxy designating that person. Even if you plan to attend the Annual Meeting, we recommend that you also vote by proxy, as described below, so that your vote will be counted if you later decide not to attend the Annual Meeting.

How can I vote my shares without attending the Annual Meeting?

If you, as “shareholder of record,” (or your broker, trustee or other nominee in the case of shares held through a broker, trustee or other nominee) submit a properly completed proxy, your shares will be voted as you (or they) direct. However, if you (or they, as the case may be) submit a proxy and do not specify how to vote, we will vote your shares: (1) “FOR” the election of the nominees for Director as identified on Proposal No.1; (2) “FOR” the ratification of the Audit Committee’s appointment of MaloneBailey, LLP as the Company’s independent public registered accountants for the fiscal year ending September 30, 2012 and (3) in our discretion as to other business that is properly brought before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

If you are the “shareholder of record,” you may vote your shares for the Annual Meeting scheduled for Thursday, April 26, 2012 by one of the following means.

By Mail. Complete, sign and date the proxy card you received and return it in the prepaid envelope. If the prepaid envelope is missing, please mail your completed proxy card to the Company’s stock transfer agent – Corporate Stock Transfer at 3200 Cherry Creek Drive South, Suite 430, Denver, Colorado 80209.  All mailed proxies must be received by  the Company’s stock transfer agent, on or before 5:00 p.m. (CST) on Wednesday, April 25, 2012.  If you do not indicate your voting preferences, your shares will be voted as recommended by the Board of Directors.

Online. By following the instructions on the proxy card.  All online votes must be received by the Company’s transfer agent on or before 5:00 p.m. (CST) on Wednesday, April 25, 2012.

How are the votes counted?

In the election of Directors, you may vote “FOR,” “AGAINST” or “ABSTAIN” with respect to the nominees. If you elect to abstain in the election of Directors, the abstention will not impact the election of Directors. In tabulating the voting results for the election of Directors, only “FOR” and “AGAINST” votes are counted. Only votes cast “FOR” a matter constitute affirmative votes. You may not cumulate your votes.

For the ratification of our independent public registered accountants, or other items of business, you may vote “FOR,” “AGAINST” or “ABSTAIN.” If you elect to abstain, the abstention will have the same effect as an “AGAINST” vote.

A majority of the issued and outstanding shares of Common Stock constitute a quorum to transact business. Each share represented at the Annual Meeting, in person or by proxy will be counted towards a quorum. Votes “withheld” or “abstaining” from voting will be counted for quorum purposes.

If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items. If you vote by proxy card and sign the card without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board (“FOR” all of ERHC’s nominees to the Board and “FOR” ratification of the appointment of ERHC’s independent public registered accountants).

Can I revoke my proxy?

If you are a “shareholder of record,” you can revoke your proxy at any time before it is voted at the Annual Meeting by:

●	Timely submitting a valid new proxy with a later date by mail; or
●	Attending the Annual Meeting and voting by ballot, in person; or
●	Timely sending written notice of revocation to Corporate Stock Transfer at 3200 Cherry Creek Drive South, Suite 430, Denver, Colorado 80209.

If you are a “beneficial owner,” you may submit new voting instructions by contacting your bank, broker or other holder of record and having them timely submit a revocation or change.

Who will bear the cost of soliciting votes at the Annual Meeting?

The Company is making this solicitation and the cost of preparing, printing, and mailing the Notice of Annual Meeting, Proxy Statement and proxy card are borne entirely by the Company. Proxy solicitation other than by use of the mail may be made on the Company’s behalf, by Directors, officers, or employees of the Company by telephone, in person or by electronic or facsimile transmission. Those Directors, officers or employees of the Company will not receive any additional compensation for such solicitation activities. Additionally, banks, brokerage houses, custodians, nominees, and fiduciaries are requested to forward soliciting material to their principal(s) and to obtain authorization for the execution of proxies, and may be reimbursed by us for their out-of-pocket expenses incurred for forwarding proxy and solicitation materials to shareholders.

What happens if additional matters are presented at the Annual Meeting?

Other than the two items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting. If other matters are properly presented for consideration at the Annual Meeting, the persons named in your proxy card will have the discretion to vote on those matters for you. If for any reason any of our nominees are not available as a candidate for Director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board of Directors.

Important Notice Regarding the Availability of Proxy Materials for the 2012 Annual Meeting to be held on April 26, 2012

We are making this Notice of Annual Meeting of Shareholders including the Proxy Statement available on our website at http://www.erhc.com/secfilings/.  All votes must be submitted in accordance with the proxy procedures set forth herein.

PROPOSAL 1—ELECTION OF DIRECTORS

The Company's Articles of Incorporation, as amended, and bylaws require that the Board of Directors consist of one class of not less than three members and at each Annual Meeting of Shareholders, the entire class of Directors will stand for election for a term of one year or until their successor has been elected and qualified. There are no family relationships among our executive officers and Directors.

All of the five nominees for Directorship positions (the “Nominees”), have served as Directors since the last annual meeting of shareholders held on April 27, 2010.

At this Annual Meeting, shareholders will be asked to consider the election of the five nominees, who will constitute the entire Board of Directors of the Company. The persons named as proxies in the accompanying Proxy have been designated by the Board and intend to vote for the Nominees named below, unless otherwise directed. Each of the nominees has consented to serve as a Director. Although the Board of Directors does not anticipate that the nominees will be unable to serve, should such a situation arise prior to the Annual Meeting, the proxies will be voted in accordance with the best judgment of the persons acting thereunder.

Vote Required for Election of Directors

The nominees for Director receiving a plurality of the votes cast at the Annual Meeting in person or by proxy shall be elected. Abstentions and broker non-votes are voted neither “FOR” nor “AGAINST” and have no effect on the vote but are counted in the determination of a quorum.

Recommendation of the Board of Directors

The Board recommends a vote “FOR” the election to the Board of the following Nominees.

The following table and biographical summaries, together, set forth certain information about each of the nominees. Each nominee currently serves on the Board of Directors of the Company. The following sets forth (i) the name and age of each nominee, (ii) the principal occupation and employment history of each nominee during the past five years, (iii) positions and offices with the Company held by each nominee within the Company, and (iv) if applicable, the period during which each has served as a Director of the Company.

Director	Director Since	Age	Position
Ambassador (rtd.) Howard F. Jeter	2005	65	Director

Dr. Andrew Uzoigwe	2005	69	Director

Mr. Les Blair	2010	59	Director

Mr. Friday Oviawe	2010	51	Director

Mr. Peter Ntephe	2010	45	Director

Nominee Biographies

Ambassador (rtd.) Howard F. Jeter. Ambassador Jeter is the former President and CEO of the Leon H. Sullivan Foundation. He has also served as Executive Vice President of GoodWorks International, LLC, an international consulting firm focused on business facilitation and investment promotion for Africa and the Caribbean. A former career diplomat, Ambassador Jeter served for 27 years in the American Foreign Service and retired from the U.S. State Department with the rank of Career Minister. Ambassador Jeter was U.S. Ambassador to Nigeria, to the Republic of Botswana, and also served as Deputy Assistant Secretary of State for African Affairs, Director of West African Affairs, and Special Presidential Envoy to Liberia. Other diplomatic postings held by Ambassador Jeter include those in Namibia, Lesotho, Tanzania, and Mozambique. Ambassador Jeter holds a BA in Political Science from Morehouse College, a MA in International Relations and Comparative Politics from Columbia University, and a MA in African Studies from UCLA. He is a member of Phi Beta Kappa, the American Foreign Service Association, and the Council on Foreign Relations. Ambassador Jeter is a former Chairman of the U.S. Export-Import Bank’s Advisory Committee on Africa and a member of the Board of Directors of Africare. For the past two years, Ambassador Jeter has served as Chair of the Selection Panel for the Rangel Fellowship Program, a collaborative program administered by the State Department and Howard University. Ambassador Jeter has received numerous awards and recognition for his work and service, including a Presidential Meritorious Award, State Department Superior Honor Awards, Senior Foreign Service Performance Awards, the Rainbow/Push Coalition International Peace and Justice Award, and the prestigious Bennie Trailblazer Award from Morehouse College.

Andrew Uzoigwe, Ph. D. Dr. Uzoigwe retired from Nigerian National Petroleum Corporation (“NNPC”), in 2002, where he served as the Group Executive Director (Exploration & Production), from 1999 until 2002. Prior to that position he served as Managing Director of NNPC’s subsidiary companies, Warri Refining and Petrochemicals Company and Eleme Petrochemicals Company Ltd. During his long tenure at NNPC, Dr. Uzoigwe also held several senior technical and management positions including Chief Engineer and Project Coordinator (Petrochemicals), and Group General Manager (R&D Division), prior to becoming a Managing Director of NNPC’s subsidiary companies. He started his career with Dow Chemical Company where he held various senior positions in its Walnut Creek Research Center and in its Specialty Chemicals Facility in Pittsburg, California. Dr. Uzoigwe has also served on the Governing Boards of the Raw Material Research and Development Council and the National Emergency Management Agency. Dr. Uzoigwe is a Registered Professional Mechanical Engineer and a Registered Professional Chemical Engineer in the State of California. He is a fellow of the Nigerian Society of Chemical Engineers and a Fellow of the Polymer Institute of Nigeria. He holds a Bachelors of Science in Mechanical Engineering and an MBA from the University of California at Berkeley. He also holds a MS and a Doctorate in Petroleum/Chemical Engineering from Stanford University California.

Leslie Blair. Mr. Leslie Blair has over 37 years of upstream oil and gas industry experience principally in Asia and West Africa. From 1998 he was with the Addax Petroleum Corporation where he held several senior management positions including Managing Director, Middle East (based in Dubai), General Manager, Taq Taq Operating Company (based in Kurdistan, Iraq), and Executive Director Business Development (based in Nigeria). Mr. Blair played a big part in building Addax Petroleum into the largest independent oil company in Nigeria with production rising from 8,000 bopd to over 120,000 bopd in ten years. He was also instrumental in Addax Petroleum’s acquisition of interests in the Nigeria-Sao Tome and Principe Joint Development Zone as well as other interests in OPL 291 and the Okwok Field in Nigeria. Addax Petroleum was recently acquired by the Sinopec Group and Mr. Blair resigned his position in January 2010. Prior to joining Addax Petroleum, Mr. Blair was General Manager/Commercial Manager, Hardy Oil and Gas Company in India from 1996 to 1998. Prior to that he was based in Vietnam from 1989 to 1996 initially with Enterprise Oil plc, a major independent oil company based in Ho Chi Minh City, as Finance Manager and latterly as General Manager, British Gas Exploration and Production where he directed the upstream activities and together with a downstream British Gas/BP team produced the first National Gas Master Plan which was subsequently adopted by the Vietnamese Government. Mr. Blair is a fellow of the Chartered Association of Certified Accountants and he has a Master of Arts Degree in Economics and Finance from Aberdeen University, Scotland.

Friday Oviawe, CPA. Mr. Friday is the Managing Partner/CEO of Jackson Friday CPA, LLC (“the Firm”). He has over 22 years of professional audit and accounting experience. The Firm is involved in providing tax, audit and accounting services to small and medium-sized companies. Prior to establishing the Firm, Mr. Oviawe worked at BDO, Seidman, LLP as a Senior Audit Manager in General Audit Services. Before joining BDO Seidman, Friday Oviawe was a Manager in the New York office of McGladrey & Pullen, LLP where he provided audit and business advice services to middle market companies in both the private and public sectors and not-for-profit organizations including A-133 Audits. Before joining McGladrey & Pullen, Mr. Oviawe spent over six years with Mitchell & Titus, LLP. At Mitchell & Titus, he provided audit and business services to fortune 500 companies as well as small and medium-sized companies. Mr. Oviawe is a Certified Public Accountant and a member of the American Institute of Certified Public Accountants (AICPA). Mr. Oviawe is a Chartered Accountant as well as a Chartered Banker. In addition, he holds Bachelors and Masters Degrees in Finance.

Peter Ntephe. Mr. Peter Ntephe has been the President and Chief Executive Officer of ERHC Energy from 2010. Mr. Ntephe has been involved in fundamental aspects of the Company's executive management since 2001, and having served as Chief Operating Officer and Acting Chief Executive Officer from 2008 until 2010. His roles have included key participation in the negotiation, securing and maintenance of the Company's oil and gas interests in the Gulf of Guinea. As the President and Chief Executive Officer, he oversees the executive management of ERHC Energy and its subsidiaries. He is responsible for ensuring that the group's strategic objectives are met. Under Mr. Ntephe’s leadership, the Company has doubled the size of acreage under its control and expanded its strategic focus to include onshore acreage which is comparatively cheaper and less complicated to explore than offshore acreage.   Furthermore, with the ongoing expansion of its technical team, the Company is developing the capacity to directly operate its onshore assets which will be a strategic shift from the non-operator model it has run through its previous years in the E&P business.  Mr. Ntephe has had a career spanning over 24 years, in the public and private sectors. Mr. Ntephe has a Master of Science degree from the University of Oxford. He also has three degrees in law (including one with a specialization in regulatory issues from the University of London) and a degree in management from Brunel University, London.

CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS

Corporate Governance

The Board of Directors has adopted a Code of Ethics to govern the conduct of all of the Officers, Directors and employees of the Company. In addition, the Board has adopted Charters for its Governance and Nominating Committee, Audit Committee and Compensation Committee. The Code of Ethics and Committee Charters, along with ERHC’s FCPA Policy and Whistleblower Protection Policy, can be accessed on the Company’s website at http://www.erhc.com/.

Director Independence

Independent Directors are in the majority in the Company’s Board of Directors.   The Company has adopted Director independence guidelines based upon and as defined in the NASDAQ listing standards. The Company is not listed on NASDAQ and is not subject to the rules of NASDAQ, but intends as much as possible to apply the rules established by NASDAQ listing standards to establish Director independence. The Company’s Board of Directors periodically analyzes the independence of each Director and has determined that the following Directors meet the standards of independence under our governance guidelines and Director independence guidelines of the NASDAQ listing standards, including that each member is free of any relationship that would interfere with his or her individual exercise of independent judgment:

Howard Jeter
Andrew Uzoigwe
Friday Oviawe
Leslie Blair

Mr. Ntephe is not independent because of his status as President and Chief Executive Officer of the Company.

Annually, the Board will review all relationships between the Company and its Directors, including but not limited to commercial and charitable relationships, to determine whether Directors are independent under the standards described above. No Director is deemed independent unless the Board affirmatively established his/her independence. For relationships not qualifying as immaterial, under the categorical standards listed above, the determination of whether the relationship is material, and therefore whether the Director is independent, shall be made by the Directors who satisfy the above independence guidelines. The Company will explain in its next Proxy Statement the basis for any Board determination that a relationship was not material despite the fact that it did not meet the categorical standards of immateriality set forth in the above guidelines. An Audit Committee member may not, other than in his or her capacity as a member of the Audit Committee, the Board of Directors, or any other Board Committee, (i) accept directly or indirectly any consulting, advisory, or other compensatory fee from the Company or any subsidiary other than compensation under a retirement plan (including deferred compensation) for prior service with the Company or any subsidiary (provided that the compensation is not contingent in any way on continued service), or (ii) be an affiliated person of the Company or any subsidiary.

As a result of its annual review, the Board has determined that all of the Directors that served in that capacity during the fiscal year ended September 30, 2011 were independent within the meaning of our independence guidelines and as defined in the NASDAQ listing standards. The Board also determined that each of its prospective non-employee Directors standing for election as Nominees, have no material relationship with ERHC (either directly or as a partner, shareholder or officer of an organization that has a relationship with ERHC) and is independent within the meaning of our independence guidelines and as defined in the NASDAQ listing standards.

Only independent Directors serve on the Company's Audit Committee, Governance and Nominating Committee and Compensation Committee.

Indemnification of Officers and Directors

Under the Company’s Articles of Incorporation, the Company may indemnify a person against reasonable expenses incurred by him in connection with any proceeding if he was made a party to the proceeding because he is or was a Director if he conducted himself in good faith and he reasonably believed (i) in the case of conduct in his official capacity with the Company, that his conduct was in the Company’s best interests; or (ii) in the case of any criminal proceedings, that he had no reasonable cause to believe his conduct was unlawful. The Company may not however indemnify a Director in connection with (i) a proceeding by or in the right of the Company in which the Director was adjudged liable to the corporation and (ii) in connection with any proceeding charging improper personal benefit to the Director, whether or not involving action in his official capacity, if he was adjudged liable on the basis that personal benefit was improperly received by him.

Code of Ethics Policy

The Company has a Code of Ethics that sets forth the commitment of the Company to conduct its business in accordance with the highest ethical standards and all applicable laws, rules, and regulations.

The Company has a Whistleblower Protection Policy by which employees are encouraged to report any fraudulent conduct within the Company.

In accordance with Section 406 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”), the Code of Ethics is intended to promote honest and ethical conduct, full and accurate reporting, and compliance with laws as well as other matters. Our Code of Ethics, which is applicable to all Directors, officers and employees of the Company, is available on the Company's Internet site at http://www.erhc.com/.

Board Structure and Committee Composition

As of the date of this Proxy Statement, the Company’s Board of Directors has five incumbent Directors and three standing Board Committees, including the Audit Committee, the Compensation Committee, and the Governance and Nominating Committee (collectively “Committee(s)”). The current Committee membership, the number of meetings held during the last fiscal year and the function of each of the standing Committees are described below. Each of the standing Committees operates under a written charter adopted by the Board. All of the Committee charters are available on ERHC’s website at http://www.erhc.com/.

Meetings and Committees of the Board

The Board of Directors and Committees of the Company meet regularly in accordance with the bylaws and as the business of the Company dictates. During fiscal 2011, the Board of Directors held seven meetings. Each Director serving in fiscal 2011, attended at least 75% of the aggregate of all Board and applicable standing committee meetings.

The Board of Directors of the Company has established three standing Committees, including the Audit Committee, the Compensation Committee, and the Governance and Nominating Committee. These Committees are described below.

Audit Committee

The Company's Audit Committee is a separately-designated standing committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Friday Oviawe, Howard Jeter, Andrew Uzoigwe and Leslie Blair.  Friday Oviawe is the Chair of the Audit Committee. The Audit Committee met seven times in fiscal 2011.

The Board of Directors has determined that the members of the Audit Committee meet the NASDAQ Stock Market’s listing standards for independence, that would apply if the Company were listed on such exchange, and the Sarbanes Oxley standards for independence.

The Board of Directors has determined that Friday Oviawe meets the SEC criteria for an "audit committee financial expert" and the NASDAQ Stock Market’s listing standards, that would apply if the Company were listed on such exchange, and Sarbanes Oxley standards of having accounting or related financial management expertise.

The functions of the Audit Committee are to assist the Board of Directors in its oversight of the accounting and financial reporting processes of the Company, the auditing of the financial statements of the Company, including the integrity of ERHC's financial statements, the Company’s compliance with legal and regulatory requirements, and the qualifications, independence and performance of the Company’s independent registered public accounting firm. Among other things, the Audit Committee prepares the Audit Committee report for inclusion in the annual proxy statement; annually reviews its charter and performance; appoints, evaluates and determines the compensation of the independent registered public accounting firm; reviews and approves the scope of the annual audit, the audit fee and the financial statements; reviews the Company’s disclosure controls and procedures, internal controls, information security policies, and corporate policies with respect to financial information and earnings guidance; reviews regulatory and accounting initiatives; and reviews other risks that may have a significant impact on ERHC’s financial statements. The Audit Committee works closely with management as well as the independent registered public accounting firm.

The Audit Committee operates under a written Charter which sets out the functions, responsibilities, and scope of authority of this Committee. A copy of the Charter is available on the Company's Internet site at http://www.erhc.com/secfilings/.

The Report of the Audit Committee of the Board of Directors is included on page 24.

Compensation Committee

The Company's Compensation Committee is a separately-designated standing committee. The members of the Compensation Committee are Andrew Uzoigwe, Howard Jeter and Friday Oviawe. Andrew Uzoigwe is the Chair of the Compensation Committee. The Compensation Committee met two times in fiscal 2011.

The Board of Directors has determined that each of these Committee members meets the NASDAQ Stock Market’s listing standards for independence, that would apply if the Company were listed on such exchange, and the Sarbanes Oxley standards for independence.

The functions and scope of authority of the Compensation Committee are to: (a) assist the Board of Directors in its oversight of (i) the executive compensation and benefits program and compensation philosophy of the Company, (ii) the compensation program for Directors of the Company, and (iii) succession planning for officer positions of the Company; (b) review and approve goals and objectives relevant to the Chief Executive Officers’ compensation, and evaluate the Chief Executive Officers’ performance in light of those goals and objectives; (c) administer any long-term incentive program of the Company; and (d) provide, in accordance with the rules and regulations of the SEC, an annual "Compensation Committee Report" for inclusion in the Company's Proxy Statement. While the Compensation Committee is not prohibited from delegating its functions, the Compensation Committee has not done so in the past, although it may consider senior management’s recommendation regarding appropriate compensation for members of management reporting to them. For additional information about the role and activities of the Compensation Committee, please refer to the “Compensation Discussion and Analysis” section of this Proxy Statement on page 16.

The Compensation Committee operates under a written Charter which sets out the functions and scope of authority of this Committee. A copy of the Charter is available on the Company's Internet site at http://www.erhc.com/secfilings/.

Governance and Nominating Committee

The Company's Governance and Nominating Committee is a separately-designated standing committee. The members of the Governance and Nominating Committee are Howard Jeter, Andrew Uzoigwe, and Leslie Blair.  Howard Jeter is the Chair of the Governance and Nominating Committee. The Governance and Nominating Committee met one time in fiscal 2011.

The Board of Directors has determined that each of these Committee members meets the NASDAQ Stock Market’s listing standards for independence, that would apply if the Company were listed on such exchange, and the Sarbanes Oxley standards for independence.

The functions of the Governance and Nominating Committee include assisting the Board of Directors in (a) organizing itself to effectively carry out its responsibilities and (b) nominating for election to the Board persons who have experience, backgrounds, and skills appropriate for the current needs of the Company.

The Governance and Nominating Committee operates under a written Charter which sets out the functions, responsibilities, and scope of authority of this Committee. A copy of the Charter is available on the Company's Internet site at http://www.erhc.com/secfilings/.

The Board of Directors is responsible for identifying, evaluating, and recommending to the Board, nominees for election as Directors of the Company. The Board has delegated the Director nomination and qualification process to the Governance and Nominating Committee in its charter.

The Governance and Nominating Committee seeks to nominate persons for election to the Board of Directors who have the experience, background, and skills appropriate for the current and anticipated future needs of the Company. In carrying out the nomination process, the Governance and Nominating Committee works to identify potential candidates and welcomes recommendations from other members of the Board, members of management, shareholders, and other interested persons. From time to time, the Governance and Nominating Committee also may retain a professional search firm to assist in identifying and evaluating candidates.

The Governance and Nominating Committee evaluates Director candidates, including incumbent Directors, and seeks to recommend nominees who would strengthen the Board and fill needs for particular skills or attributes among the Board. This evaluation is performed in the context of Board-approved criteria for selecting Directors. The criteria used to evaluate Director nominees and Director qualifications, relate to the functions of the Board, the responsibilities and duties of Directors, the desired attributes, skills and characteristics of Directors, and to fulfill our obligation to have a majority of the Board of Directors be qualified under SEC rules and regulations and NASDAQ listing standards, as independent Directors. All potential candidates, including persons recommended by shareholders, are evaluated in the same manner and according to the same standards.

Director Qualifications

Under the criteria used to evaluate Directors, the Governance and Nominating Committee believes that all Directors or Director nominees should have certain minimum qualifications. They should be competent persons of honesty and integrity, and should have a reputation for high standards and values in their professional and personal activities, consistent with ERHC values and standards. They should have broad experience at the policy-making level in business, government, education, energy or public service. They should have a good understanding of the Company’s business and industry. They should be committed to enhancing shareholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on their experience. Their service on other Boards of public companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all Director duties. Each Director must represent the interests of all shareholders of ERHC.

Shareholder Nominations

A shareholder wishing to recommend a person for consideration as a potential candidate for election to the Board of Directors at the 2013 Annual Meeting of Shareholders may do so by sending a written communication to the ERHC Energy, Inc. Governance and Nominating Committee, c/o Corporate Secretary at 5444 Westheimer Road, Suite 1440, Houston, Texas 77056, to be received by the Company, no later than November 20, 2012.

The submission to the Governance and Nominating Committee must include (a) a written statement signed by the potential candidate confirming that he or she wishes to be considered as a candidate and would be willing and able to serve as a Director if elected and (b) a written statement signed by the shareholder that includes sufficient information and specificity to (i) enable the Governance and Nominating Committee to confirm the writer's status as a shareholder of the Company and (ii) allow the Governance and Nominating Committee to evaluate the potential candidate in the context of the Company's criteria for selecting Directors.

Board Attendance at Annual Meetings

Although ERHC does not have a formal policy in place, all members of the Board of Directors are encouraged to attend the Annual Meeting. All the members of the Board at the time attended the last Annual Meeting of Shareholders held in 2010.

COMPENSATION COMMITTEE, INTERLOCKS AND INSIDER PARTICIPATION

Only independent Directors served on the Compensation Committee in fiscal 2011. Andrew Uzoigwe served as the Chair of the Compensation Committee in fiscal 2011 (having been initially so elected by the Committee in 2007and re-elected consecutively since), and continues to serve as the Committee’s  Chair through the date of this proxy statement. Howard Jeter,  and Friday Oviawe served as members of the Compensation Committee in fiscal 2011, and they continue to serve as members of the Compensation Committee through the date of this proxy statement. No inside Directors serve on this Committee. None of the members of the Compensation Committee is, or has been, an employee or officer of the Company. During fiscal 2011, no member of the Compensation Committee had any relationship with the Company that would require disclosure under Item 404 of Regulation S-K, and none of the Company's executive officers served on the compensation committee (or an equivalent committee) or board of directors of another entity whose executive officer(s) served on the Company's Compensation Committee or Board of the Company or any of its subsidiaries.

PROPOSAL 2—RATIFICATION OF MALONEBAILEY, LLP, AS INDEPENDENT PUBLIC REGISTERED ACCOUNTANTS

Shareholder ratification of the appointment of our independent public registered accountants is not required by the Company’s bylaws or otherwise. However, we are submitting this proposal to the shareholders as a matter of good corporate governance practice. If the appointment of MaloneBailey, LLP (“MaloneBailey”) is not ratified, the Audit Committee in its discretion may direct the appointment of a different independent audit firm at any time during the year if it is determined that such change would be in the best interests of the Company and its shareholders.

MaloneBailey served as our independent public registered accountants for the fiscal year ended September 30, 2011 and have been appointed by the Audit Committee to serve as our independent public registered accountants to audit the Company’s financial statements for the fiscal year ending September 30, 2012. During fiscal 2011, while serving as our independent public registered accounting firm, MaloneBailey also provided certain tax and other audit services. See “Principal Accountant Fees and Services” on page 23. Representatives of MaloneBailey will be present at the Annual Meeting. The representatives of MaloneBailey will be given the opportunity to make a statement, if desired, and will be available to respond to appropriate questions from shareholders.

Vote Required

Ratification of the appointment of MaloneBailey, as the Company’s independent public registered accounting firm for the fiscal year ending September 30, 2012 requires the affirmative vote of holders of a majority of the shares of Common Stock present and in person or represented by proxy and entitled to be voted at the Annual Meeting.

Recommendation of the Board of Directors

The Board recommends a vote “FOR” the ratification of the Audit Committee’s appointment of MaloneBailey, LLP as the Company’s independent public registered accountants for the fiscal year ending September 30, 2012. If the appointment is not ratified, the Board will consider whether it should select another independent public registered accounting firm.

EXECUTIVE OFFICERS

The following table sets forth the names, age and current positions of each executive officer, as of March 9, 2012. The following biographical summaries provide the background of each executive officer and the year in which the executive officer first joined the Company. All executive officers, serve at the discretion of the Board of Directors, subject to contract. There are no family relationships between or among any of the Company’s executive officers or Directors. There are no arrangements or understandings between any executive officer or Director and any other person pursuant to which he was or is to be selected as an executive officer or Director.

Name	Age	Position
Peter Ntephe	45	President and Chief Executive Officer

David Bovell	54	Vice President—Corporate Development

Sylvan Odobulu	51	Vice President (Admin), Controller and Principal Accounting Officer

Peter Ntephe. Mr. Peter Ntephe has been the President and Chief Executive Officer of ERHC Energy from 2010. Mr. Ntephe has been involved in fundamental aspects of the Company's executive management since 2001, and having served as Chief Operating Officer and Acting Chief Executive Officer from 2008 until 2010. His roles have included key participation in the negotiation, securing and maintenance of the Company's oil and gas interests in the Gulf of Guinea. As the President and Chief Executive Officer, he oversees the executive management of ERHC Energy and its subsidiaries. He is responsible for ensuring that the group's strategic objectives are met. Under Mr. Ntephe’s leadership, the Company has doubled the size of acreage under its control and expanded its strategic focus to include onshore acreage which is comparatively cheaper and less complicated to explore than offshore acreage.   Furthermore, with the ongoing expansion of its technical team, the Company is developing the capacity to directly operate its onshore assets which will be a strategic shift from the non-operator model it has run through its previous years in the E&P business.  Mr. Ntephe has had a career spanning over 24 years, in the public and private sectors. Mr. Ntephe has a Master of Science degree from the University of Oxford. He also has three degrees in law (including one with a specialization in regulatory issues from the University of London) and a degree in management from Brunel University, London.

David Bovell, Vice President - Corporate Development has served as Vice President (Corporate Development) since May 2008. Prior to joining the Company, Mr. Bovell served as a Managing Director for Green Corporate Finance Ltd, in the United Kingdom from 1993 to 2008. Mr. Bovell holds a Bachelor of Commerce in Economics & Financial Management from the University of Cape Town. He is a qualified South Africa Chartered Accountant and Chartered Management Accountant in the UK.

Sylvan Odobulu, Vice President - Administration, Controller and Principal Accounting Officer. Mr. Odobulu was promoted to Vice President - Administration in January 2012. He has been involved in the Company’s executive management as a Financial Officer and Controller from 2006 until 2011. Mr. Odobulu is responsible for identifying and developing new Sub-Saharan African indigenous upstream oil and gas interests and business opportunities through mergers and acquisitions. He played a leadership role in executing the successful Production Sharing Contract negotiations of ERHC’s portfolio assets in the Republic of Chad. He is an expert in local acquisition activities, management of government stakeholders and the integration of all development exploration activities at the regional level. In his role as Vice President - Administration, Mr. Odobulu is responsible for corporate wide treasury, human resource and internal controls. As Principle Accounting Officer, Mr. Odobulu is responsible for regulatory and disclosure compliance including preparation of financial statements and other requisite disclosure documents. Prior to joining ERHC and since 1999, Mr. Odobulu was employed by Ernst and Young LLP, serving in various capacities, most recently as an Accounting Supervisor. He holds a Bachelor of Science degree from the University of North Texas, majoring in Accounting. Mr. Odobulu is a member of the Association of International Petroleum Negotiators (AIPN).

DIRECTOR COMPENSATION

The Company's Directors’ compensation program is designed to enhance the Company's ability to attract and retain highly qualified Directors and to align their interests with the long-term interests of the Company's shareholders. The program consists of both a cash component, designed to compensate independent Directors for their service on the Board and its Committees, and an equity component, designed to align the interests of independent Directors and shareholders.

Equity Awards

The number of stock awards granted to each director during years prior to the 2011 fiscal year was determined by reference to the awards in an equal amount that would yield thirty to fifty percent of total compensation of each director.  Stock awards in 2011 were  consistent in number of shares with 2010 and yielded reduced compensation based on a reduction in the Company's share price. In 2010 and 2009, based on the recommendations of Compensation Committee, the Company increased total compensations for Directors for serving on the Board. Stock awards to Directors are restricted shares under Rule 144 of the Securities Act of 1933, but they include no conditions for vesting.

Cash Compensation

During 2011, the basic annual cash retainer paid to each Director (other than the Board Chairman) was $20,000.   Each Board member is paid a meeting fee of $1,500 per Board meeting attended.

The Chairman of the Audit Committee is paid an annual retainer of $10,000.  The Chairman of the Compensation Committee is paid an annual retainer of $ 5,000.  The Chairman of the Governance and Nominating Committee is paid an annual retainer of $5,000.  Each member of the Audit Committee is paid an annual retainer of $3,125.  Each member of the Compensation Committee is paid an annual retainer of $2,500.  Each member of the Governance and Nominating Committee is paid an annual retainer of $2,500.  In addition, each member of a Committee is paid a meeting fee of $1,500 per Committee meeting attended.

Fiscal 2011 Non-Employee Director Compensation

The following table sets forth information concerning total director compensation during the 2011 fiscal year for each non-employee director:

Name	Fees Earned or Paid in Cash	Stock Awards (1)	Option Awards (2)	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total

Howard Jeter	$49,750	$9,450	$-	-	$-	$-	$59,200
Andrew Uzoigwe	51,250	9,450	-	-	-	-	60,700
Leslie Blair	53,750	9,450	-	-	-	-	63,200
Friday Oviawe	53,500	9,450	-	-	-	-	62,950

(1)
The amounts included in the “Stock Awards” column represent the compensation cost recognized by the Company in 2011 related to non-option awards to directors, computed in accordance with ASC 718. As of September 30, 2011, no non-employee directors had any aggregate outstanding deferred shares. The number of shares underlying stock awards to directors during fiscal 2011 were as follows: Howard Jeter - 105,000 shares, Andrew Uzoigwe -105,000 shares, Leslie Blair - 105,000 and Friday Oviawe - 105,000 shares.  The disclosure relates solely to grants of restricted stock (Under Rule 144) in 2011. Certain of the shares awarded to directors in 2011 have not been issued.

(2)
The amounts included in the “Option Awards” column represent the compensation cost recognized by the Company in related to stock option awards to directors, computed in accordance with ASC 718. There were no stock option awards to directors in 2011. No table of the grant date fair value of stock option and deferred share awards made to each non-employee director has been included because no stock option or deferred share awards occurred during 2011.

It is expected that the directors will receive compensation in fiscal 2012.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The following discussion and analysis of compensation arrangements of our named executive officers should be read together with the compensation tables and related disclosures set forth below. This discussion contains forward-looking statements that are based on our current plans, as well as considerations, expectations and determinations regarding future compensation programs. Actual compensation programs that we adopt may differ materially from currently planned programs as summarized in this discussion.

Overview

ERHC’s current business activity is to exploit its assets, which are rights to working interests in exploration acreage in the Republic of Chad, in the JDZ between the DRSTP, in the FRN and in EEZ.   Our current business plan is based on attracting and retaining a limited group of highly qualified professionals.

At this time in our development, it is critical to retain and motivate our current employees, as well as attract new talented personnel to the Company, in order to continue to work on the implementation of our business plan. The Company offers a competitive compensation and benefits package to enable us to recruit new employees and retain our current employees. The same benefits are generally available to each of our employees regardless of position.

Compensation Philosophy and Objectives

Our executive compensation program and objectives are based on our need to attract and retain executives with the talent and experience necessary for ERHC to achieve its goal of fully developing its assets. ERHC competes with large energy companies that have substantially greater resources.  Therefore, the Company must provide a total compensation package that is sufficiently competitive to attract and retain the required executive personnel. In determining a total compensation package, the Company does not rely on benchmarking to determine total compensation or any material element of compensation. Because we are a developing company, we sometimes use a combination of equity and cash as a compensation incentive. Our compensation and benefits include:

●	a base salary rate typically targeted at a level that is competitive in our market as determined by the Compensation Committee;

●	other equity awards, including equity grants to new hires to attract talented personnel and occasional grants of options/restricted shares to retain our talented employees; and

●	a comprehensive benefits package.

Since 2004, the equity portion of annual incentives has been paid primarily in restricted Company common stock. The incentive amount is generally converted to shares based on the closing price of the Company’s common stock on the date of grant.

Compensation Consultant

Each year, the Compensation Committee, working with independent compensation experts, evaluates the compensation earned by executive officers to assess if it is reasonable and adequate to retain the services of those executive officers and recommends to the Board of Directors appropriate compensation for the Named Executive Officers.  The Board reviews such recommendations and then adopts compensation for the upcoming year.  As the Company grows, it intends to explore more complex procedures for evaluating and fixing compensation for its executive officers.

Role of Compensation Committee and Executive Officers in Compensation Decisions

The Compensation Committee has the responsibility to review and approve annual compensation, including the competitiveness of the total compensation package, for the Chief Executive Officer, the Vice President - Technical, the Controller and Principal Accounting Officer/Head Office, the Vice President (admin) and Vice President - Corporate Development  (collectively, the “Executive Officers”). The Compensation Committee endeavors to provide a compensation package for the Executive Officers that they believe is reasonable and competitive. Generally, the components of compensation provided to our Executive Officers are similar to those provided to our general employee population.

Base salaries, annual incentives and other equity awards for the Executive Officers are based on comparative industry salary produced by compensation consultant hired by the Committee. The Compensation Committee makes the final determination as to base salaries, annual incentives and equity awards for each of the Executive Officers based on Company performance and executive performance and their understanding of the employment market.

Fiscal 2011 Executive Compensation

Base Salaries

Base salaries for our Executive Officers and other employees are designed to be comparable to like positions in the marketplace from where we recruit. These competitive salaries are proposed by the Compensation Committee based on their familiarity with the current market for employees with similar qualifications.

Equity Awards

Overview

We may grant restricted stock, stock options and other equity-based awards to employees, consultants and non-employee directors under our 2004 Plan. As previously mentioned, our annual grants of equity awards are tied to the achievement of our annual performance objectives. Equity awards are also used for new hire incentives. We do not have a formal policy for the timing of granting equity awards but do not time equity awards to increase the economic value of the award to plan participants.

The Board has authorized the Compensation Committee to act on behalf of the Board in reviewing and approving equity-based awards, including restricted stock and stock options, to eligible employees and consultants (in addition to Executive Officers).

Under the provisions of the 2004 Plan, stock awards or stock options cannot be granted at an exercise price of less than the closing price of a share of the Company’s common stock as reported on NASDAQ on the date of grant of such stock options. All equity grants to Executive Officers must be approved by the Compensation Committee or a subcommittee thereof. Stock options or stocks granted to members of the Board must be approved by the Compensation Committee.

Retention Plan

The Company does not have a formal retention plan in place.

Perquisites

No significant perquisites are provided to our officers.

Benefits

We provide the same level of benefits to all of our employees and Executive Officers.

Accounting and Tax Implications

Our 2004 Plan is designed to grant stock awards that are performance-based compensation expense that is fully deductible for federal income tax purposes. When the awards vest or are otherwise includible in the taxable compensation of the affected executives, we may not be able to recognize current or future tax benefits that may otherwise be available to the Company related to such awards. We began expensing equity awards in 2006 in accordance with guidance issued by the Financial Accounting Standards Board. In general, the accounting rules did not impact the types of equity awards granted to plan participants.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Annual Report on Form 10-K.

THE COMPENSATION COMMITTEE

Dr. Andrew Uzoigwe-Chairman
Ambassador Howard Jeter-Member
Mr. Friday Oviawe –Member

SUMMARY COMPENSATION TABLE

The following table sets forth the aggregate compensation awarded to, earned by or paid to the Company’s named executive officers for Fiscal 2011, 2010 and 2009:

								Change
								in Pension
								Value and
				Stock	Stock			Nonqualified
				Awards	Awards		Non-Equity	Deferred
				Authorized	Authorized	Option	Incentive Plan	Compensation	All Other
		Salary	Bonus	and Issued	Unissued	Awards	Compensation	Earnings	Compensation	Total
Name and Principal Position	Year	($)	($)	($)	($)	($)	($)	($) (5)	($)	($)

Peter Ntephe (1)
Chief Executive Officer	2011	236,000	—	33,000	9,450	—	—	—	—	278,450
	2010	236,000	—	19,350	28,350	—	—	—	23,000	306,700
	2009	236,000	—	—	—	—	—	—	—	236,000

David Bovell (2)
Vice President - Corporate	2011	235,000	—	16,500	—	—	—	—	—	251,500
Development	2010	235,000	—	9,764	—	—	—	—	—	244,764
	2009	235,000	—	—	—	—	—	—	—	235,000

Sylvan Odobulu (3)
Controller and Vice President -	2011	162,000	—	16,500	—	—	—	—	—	178,500
Administration and Principal	2010	162,769	—	9,764	—	—	—	—	—	172,533
Accounting Officer	2009	163,200	—	—	—	—	—	—	—	163,200

David Gralla (4)
Vice President - Technical	2011	7,417	—	—	1,362	—	—	—	—	8,779
	2010	48,000	—	—	7,323	—	—	—	—	55,523
	2009	129,116	—	—	—	—	—	—	—	129,116

(1)
Mr. Ntephe is contracted through ERHC’s holding company, ERHC Energy Cayman Limited and is paid a salary of $236,000 per year for his services as a COO and subsequently CEO. Stock awards and other compensation were awarded for his service as a director from April 2010 when he was elected to the Board.

(2)	Mr. Bovell became VP of Corporate Development on May 1, 2008 and receives a salary of $235,000 per year. Mr. Bovell is contracted through ERHC’s holding company, ERHC Energy Cayman Limited.

(3)	Mr. Odobulu joined the Company in July 2006 as controller and is the Principal Accounting Officer. He is currently the Vice President – Administration and Controller.

(4)
Mr. Gralla became Technical VP in December 2008 and received a base salary of $4,000 per month for four days service plus $1,400 per day for any additional services (if such additional services are required) until the termination of the contract by mutual agreement on November 30, 2010. Mr. Gralla provided ad hoc consulting services to the Company subsequently.

(5)	ERHC does not provide either a pension plan or a nonqualified deferred compensation plan for any of its employees.

GRANTS OF PLAN-BASED AWARDS

The following table sets forth the information about grants made to the Company’s named executive officers in 2011 pursuant to the 2004 Plan.

								All Other	All Other
								Stock	Option		Grant
								Awards:	Awards:	Exercise	Date Fair
								Number of	Number of	or Base	Value of
								Shares of	Securities	Price of	Stock and
		Estimated Future Payouts			Estimated Future Payouts			Stock or	Underlying	Option	Option
		Under Non-Equity Incentive			Under Equity Incentive			Unit	Options	Awards	Awards
Name	Grant Date	Plan Awards			Plan Awards			(#) (1)	(#) (2)	($ / Sh)	($)
		Threshold	Target	Maximum	Threshold	Target	Maximum
		($)	($)	($)	(#)	(#)	(#)

Peter Ntephe	—	—	—	—	—	—	—	105,000	—	—	9,450
David Bovell	—	—	—	—	—	—	—	—	—	—	—
Sylvan Odobulu	—	—	—	—	—	—	—	—	—	—	—
David Gralla	—	—	—	—	—	—	—	—	—	—	—

(1)	The number in this column reflects the rule 144 restricted stocks awarded in 2011 pursuant to the 2004 Plan.

(2)
Reflects the dollar amounts recognized for financial statement reporting purposes for the fiscal year ended September 30, 2011 in accordance with ASC 505-50 of awards made pursuant to the 2005 Plan excluding any reduction in value due to potential service-based forfeitures.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table reflects all outstanding equity awards held by the Company’s named executive officers as of September 30, 2011:

Stock Awards
Equity
	Option Awards							Equity	Incentive
			Equity					Incentive	Plan Awards:
			Incentive					Plan Awards:	Market or
			Plan Awards:					Number of	Payout Value
			Number of			Number of	Market Value	Unearned	of Unearned
			Securities			Shares or	of Shares or	Shares, Units	Shares, Units
			Underlying			Units of	Units of	or Other	or Other
			Unexercised	Option		Stock That	Stock That	Rights That	Rights That
			Unearned	Exercise	Option	Have Not	Have Not	Have Not	Have Not
	Number of Securities Under-		Options	Price	Expiration	Vested	Vested	Vested	Vested
Name	lying Unexercised Options		(#)	($)	Date	(#)	($)	(#)	($)
	Exercisable	Unexercisable

Peter Ntephe	—	—	—	—	—	20,412	1,837	—	—
David Bovell	—	—	—	—	—	10,206	919	—	—
Sylvan Odobulu	—	—	—	—	—	10,206	919	—	—
David Gralla	—	—	—	—	—	9,375	0	—	—

OPTION EXERCISES AND STOCK VESTED

The following table reflects the stock options exercised by the Company’s named executive officers during 2011 and their restricted stock that vested during 2011.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)

Peter Ntephe	—	—	50,000	7,000
David Bovell	—	—	25,000	3,500
Sylvan Odobulu	—	—	25,000	3,500

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

As of September 30, 2011, Company has entered into three employment or other agreements that include a change of control severance provisions with an executive officer, including the named executive officers. The Company’s employment agreements with provide that certain officers are eligible for payments upon any termination without cause prior to expiration of the contract as described below under Employment Contracts.

Employment Contracts

Following is an analysis of the Company’s employment contracts with named executive officers at September 30, 2011:

Employee	Position	Date of Agreement Commencement	Date of Agreement Termination	Term of Agreement	Monthly/Annual Compensation	Estimated Cost if Triggering Event Occurred at September 30, 2011 (*)

Peter Ntephe	President and Chief Executive Officer	4/22/2010	4/21/2012	2 years	$19,667 / 236,000	$118,000

David Bovell	Vice President of Corporate Development	5/1/2010	4/30/2012	2 years	$19,583 / 235,000	$117,500

Sylvan Odobulu	Controller and Vice President - Administration and Principal Accounting Officer	7/3/2010	7/2/2012	2 years	$13,500 / 162,000	$81,250

(*)	In the first six months of the employment contracts, no termination benefits accrue to the employees.

The above contracts provide for the following:

•
An extension provision that at any time before the expiration of the primary term of the agreement that it may be renewed upon mutual agreement on the same terms and conditions contained in the current agreement herein or on such other terms and conditions as the Company and the employee mutually agree.

•
The employee's status as an employee of the Company terminates immediately and automatically upon the earliest to occur of: (i) his death or “Disability", (ii) his/her discharge by the Company "For Cause", (iii) his/her termination by the Company by notice or, (iv) the expiration, without renewal, of the employment term. Termination of the employment agreement with cause results in the Company having no further responsibility under the agreement.

•
For termination without cause for reasons of bankruptcy, insolvency, dissolution or liquidation of the Company, the Company is obligated to the employees for all amounts due during the remaining term of the employment agreement in either a lump sum or in the current monthly amounts for the remaining term together with all unpaid benefits awarded or accrued up to the date of termination.

•	If the employee is terminated without cause for other reasons, he/she is entitled to one to six months compensation depending on the time he/she has spent with the Company.

•	Annual paid vacation ranging from four to five weeks.

•	Reimbursement of authorized general business and travel expenses.

•	Relocation allowance in the event that the terms of employment require the employee to relocate from his or her city or country of residence.

•	Incentive compensation as approved by the Company's Board of Directors.

Mr. Ntephe was appointed President and Chief Executive Officer of the Company and became a member of the Board of Directors in April 2010.

Mr. Bovell became Vice President Corporate Development from May 1 2008.

Mr. Odobulu was employed by the Company in July 2006 and was placed under contract as shown above.

Securities Authorized for Issuance Under Equity Compensation Plans

In November 2004, the Board of Directors adopted a 2004 Compensatory Stock Option Plan pursuant to which it reserved 20,000,000 shares for issuance.  This plan was approved at a special meeting of the stockholders of the Company in February 2005.  Under this plan, 9,586,756 shares have been issued.

Number of securities
	Number of securities		remaining available for
	to be issued upon	Weighted-average	future issuance under
	exercise of	exercise price of	equity compensation
	outstanding options,	outstanding options,	plans (excluding securities
	warrants and rights	warrants and rights	reflected in column (a)
	(a)	(b)	(c)

Equity compensation plans approved by security holders	-	-	10,413,244
Equity compensation plans not approved by security holders	-	-	-

PRINCIPAL ACCOUNTANT FEES AND  SERVICES

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee on an annual basis reviews audit and non-audit services performed by the independent auditor.  All audit and non-audit services are pre-approved by the Audit Committee, which considers, among other things, the possible effect of the performance of such services on the auditors’ independence.  The Audit Committee has considered the role of MaloneBailey in providing services to us for the fiscal year ended September 30, 2011 and has concluded that such services are compatible with MaloneBailey’s independence as the Company’s auditors.

Aggregate fees for professional services rendered by MaloneBailey, LLP for the fiscal years ended September 30, 2011 and 2010, were as follows:

	2011	2010

Audit fee	$80,750	$79,975
Audit-related fees	-	5,100
Tax fees	5,875	13,350
All other fees	-	-

	$86,625	$98,425

Audit fees for the fiscal years ended September 30, 2011 and 2010 represent the aggregate fees billed for professional services rendered for the audit of the Company’s annual financial statements and review of financial statements included in its quarterly reports on Form 10-Q or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years.

Tax fees for the fiscal year ended September 30, 2011 and 2010, represents the aggregate fees billed for professional services rendered for tax compliance, tax advice, and tax planning.

All other fees for the fiscal year ended September 30, 2011 and 2010, represents the aggregate fees billed for products and services provided by the Company’s audit professionals other than the services reported in the other categories.  All other fees generally relate to fees assessed for corporate tax restructuring and other general corporate tax related matters.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee of the Board of Directors is comprised of Directors who have no material relationship with the Company (either directly or as a partner, shareholder, or officer of an organization that has a relationship with the Company) and meet the NASDAQ Stock Market’s listing standards for independence, that would apply if the Company were listed on such exchange, and the Sarbanes Oxley standards for independence.

The Audit Committee appointed MaloneBailey, LLP, an independent registered public accounting firm, as the Company's independent public accountants for 2011 (the "Independent Accountants").

In performing its duties, the Audit Committee: (i) reviews the scope of the audit by the Company's Independent Accountants, MaloneBailey, LLP, and related matters pertaining to the examination of the financial statements; (ii) reviews and evaluates, at least once a year, the qualifications, independence, and performance of the Independent Accountants (which includes an evaluation of the lead partner of the Independent Accountants); (iii) examines the adequacy of the Company's internal control over financial reporting and the Company's and its subsidiary companies' internal audit activities; (iv) reviews the nature and extent of audit and non-audit services and pre-approves such services provided by the Company's Independent Accountants; (v) consults at least twice a year with the Independent Accountants regarding financial issues; (vi) makes recommendations to the Board of Directors on the foregoing matters as well as on the appointment of the Company's Independent Accountants; (vii) meets regularly with the Company's Controller; and (viii) reviews quarterly and annual financial statements and earnings releases filed with the SEC.

In 2011, the Audit Committee met with management periodically during the year to consider the adequacy of the Company's internal control over financial reporting and the objectivity of its financial reporting. The Audit Committee discussed these matters with the Company's Independent Accountants and with appropriate Company financial personnel. The Audit Committee also discussed with the Company's senior management and Independent Accountants the process used for certifications by the Company's Chief Executive Officer and the Chief Financial Officer, which certifications are required for certain of the Company's filings with the SEC.

The Audit Committee also met privately at its regular meetings with both the Independent Accountants and the Controller.

For 2011, the Audit Committee has:

1.	reviewed and discussed the audited financial statements with management;

2.
discussed with the Independent Accountants the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards), as may be modified or supplemented;

3.
received the written disclosures and the letter from the Independent Accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with and affirmed the independence of MaloneBailey, LLP from the management of the Company and its subsidiary companies; and

4.	received the reports of the Chief Executive Officer and the Principal Accounting Officer relating to their evaluation of the Company's internal control over financial reporting.

Based on the review and discussions referred to above and additional matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2011, for filing with the SEC.

The Audit Committee:

Howard Jeter
Andrew Uzoigwe
Friday Oviawe
Leslie Blair

Principal Accountant Fees and Services

	2011	2010

Audit Fees	$80,750	79,975
Audit-related fees	-	5,100
Tax Fees	5,875	13,350
All Other Fees	-	-

	$86,625	98,425

The Audit Committee also concluded that the provision of services for which fees were paid under the captions "Tax Fees," and "All Other Fees" were compatible with the maintenance of the Independent Accountants' independence.

The Audit Committee has adopted guidelines regarding pre-approval of the services to be provided by the Independent Accountants. These guidelines require that the Audit Committee review and approve, prior to the start of the fiscal year, (i) an engagement letter for audit services from the Independent Accountants, outlining the scope of the audit services to be provided during the next fiscal year and including a fee proposal for such services, and (ii) a list of, and a budget for, non-audit services that management recommends be provided by the Independent Accountants during the next fiscal year.

Management and the Independent Accountants confirmed that the recommended non-audit services were permissible under all applicable requirements. The Company has adopted a list of specific audit and non-audit services that may be provided by the Independent Accountants.

If the scope or cost of the audit or non-audit services requires changes during the fiscal year, the Audit Committee's procedures enable the Chair of the Audit Committee to approve such changes, up to certain dollar limits, and to report on any such changes at the next Audit Committee meeting. The Company's Vice President-- Controller is responsible for tracking all independent accountant fees against the budgets for audit and non-audit services and reporting on such budget issues at least annually to the Audit Committee.

In 2011, the Audit Committee approved all of the fees set forth in the table above under the captions "Tax Fees," and "All Other Fees."

COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table and notes thereto lists the number of shares of equity securities of the Company beneficially owned by each of the Directors, by each Named Executive Officer listed in the Summary Compensation Table included under the caption Executive Compensation,” by beneficial owners of more than 5% of the Company’s Common Stock, and by all Directors and executive officers of the Company as a group:

Name and Address	Shares of Common Stock Beneficially Owned(1)		Percentage of Voting Power

Principal Shareholders
Chrome Oil Services LTD (Sir Emeka Offor)	200,285,727	(1)	27.16%
c/o No 22 Lobito, Wuse II
Abuja, Nigeria

Chrome Energy, LLC (Sir Emeka Offor)	103,305,706	(2)	14.01%
c/o No 22 Lobito Crescent, Wuse II,
Abuja, Nigeria.

Sir Emeka Offor	307,796,433	(1) (2)	41.73%
228B Muri Okunola ST, PO Box 71898 Victoria Island
Lagos, Nigeria

Directors and Named Executive Officer
Peter Ntephe (3)	745,172		*
Dr. Uzoigwe (3)	325,000		*
Howard Jeter (3)	325,000		*
Leslie Blair (3)	85,000		*
Friday Oviawe (3)	85,000		*
Sylvan Odobulu (3)	80,000

All directors and named executive officer as a group (5 persons)	1,645,172		0.022%

*	Less than one percent.

(1)
The number of shares beneficially owned by each person or group as of February 29, 2012 (except where another date is indicated) includes shares of common stock that such person or group had the right to acquire on or within 60 days after that date, including, but not limited to, upon the exercise of options and vesting and release of restricted stock units. To our knowledge, except as otherwise indicated in the footnotes to this table and subject to applicable community property laws, each stockholder named in the table has sole voting and investment power with respect to the shares set forth opposite such stockholder’s name.

(2)
Sir Emeka Offor owns Chrome Oil Services, Ltd., and Chrome Energy, LLC and accordingly he is the beneficial owner of the shares owned by Chrome Oil Services, Ltd., and Chrome Energy, LLC and has complete voting and investment control over those shares. He also holds 4,205,000 shares in his own name.  As a result Sir Emeka Offor is the beneficial owner of a total of 307,796,433 shares of common stock in ERHC as of November 30, 2011.

(3)	c/o Suite 1440, 5444 Westheimer Road, Houston, TX 77056.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Review, Approval or Ratification of Transactions With Related Persons

The Audit Committee of the Company is responsible for reviewing, approving or ratifying related party transactions, including any related-party transaction that the Company would be required to disclose pursuant to Item 404 of Regulation S-K promulgated pursuant to the rules and regulations of the SEC.

Policy

The Audit Committee, which consists solely of independent Directors, must review all “Related Person Transactions” as defined by Item 404 of Regulation S-K of the rules promulgated by the SEC. The Audit Committee will approve a Related Person Transaction only if it determines that the Related Person Transaction is consistent with the business interests of the Company. In considering the Related Person Transaction, the Committee will consider all relevant factors, including as applicable: (i) the Company’s business rationale for entering into the Related Person Transaction; (ii) whether the Related Person Transaction is on terms comparable to those available to third parties, or in the case of employment relationships, to employees generally; (iii) the potential for the Related Person Transaction to lead to an actual or apparent conflict of interest and any safeguards imposed to prevent such actual or apparent conflicts; and (iv) the overall fairness of the Related Person Transaction to the Company.

Procedure

Directors and executive officers are responsible for bringing a potential Related Person Transaction to the attention of the Chair of the Audit Committee.

Transactions in Fiscal 2010 and 2011

None.

Involvement in Certain Legal Proceedings

To the best of the information available to the Company, none of the Company’s Directors or executive officers of the Company have been involved in any of the legal proceedings and events described in Item 401(f) of Regulation S-K that are material to an evaluation of the ability or integrity of any of the Company’s Directors, or person nominated to become a Director or executive officer of the Company.

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Under Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”), Directors, certain officers and beneficial owners of 10% or more of any class of the Company’s stock (“Reporting Persons”) are required from time to time to file with the SEC, reports on ownership and changes of ownership. Reporting Persons are required to furnish the Company with copies of all Section 16(a) reports they file. Based solely on its review of forms and written representations received from Reporting Persons with respect to the fiscal year ended September 30, 2009, the Company believes that all filing requirements applicable to the Company’s officers, Directors and greater than 10% shareholders were met on a timely basis.

Shareholder Proposals

Shareholder may submit proposals on matters appropriate for shareholder action at our subsequent annual meetings consistent with Rule 14a-8 promulgated under the Exchange Act, as amended. For such proposals to be considered in the Proxy Statement and proxy relating to the 2013 Annual Meeting of Shareholders they must be received by us not later than November 20, 2012 Such proposal must meet all of the requirements of the SEC to be eligible for inclusion in the Company’s 2013 proxy materials. Such proposals should be directed to ERHC Energy, Inc., 5444 Westheimer Road, Suite 1440, Houston, Texas 77056; Attention: Corporate Secretary. In order for a shareholder proposal that is not requested to be included in a Proxy Statement and proxy relating to the 2013 Annual Meeting of Shareholders to be brought before our 2013 Annual Meeting of Shareholders, the proposal must be submitted on or after November 20, 2012 but no later than January 31, 2013, to the same address. Proposals by shareholders may be considered untimely if the Company has not received notice of the proposal at least 45 days prior to the mailing of the proxy materials.

Shareholder Communications

We intend to announce preliminary voting results at the Annual Meeting, and publish final results in a Current Report on Form 8-K, which will be filed with the SEC within 4 days from the Annual Meeting. You may obtain a copy of this and other reports free of charge at http://www.erhc.com/secfilings/ or by contacting the Company's public relations agent – DPK Public Relations at (832) 467-2904 or the SEC at (800) 732-0330 or http://www.sec.gov.

Shareholders may obtain information relating to their own share ownership by contacting the Company’s stock transfer agent – Corporate Stock Transfer at 3200 Cherry Creek Drive South, Suite 430, Denver, Colorado 80209.

Shareholder communications related to any aspect of the Company's business are also welcome. Space for comments is provided on the proxy card given to shareholders of record.

Communications with the Board of Directors

The Board of Directors maintains a process for shareholders to communicate with the Board of Directors. Shareholders wishing to communicate with the Board of Directors should send any communication to the Company’s Corporate Secretary at 5444 Westheimer, Suite 1440, Houston, Texas 77056 or the Company's public relations agent – DPK Public Relations at (832) 467-2904 or by writing to DPK Public Relations at P.O. Box 1994, Colleyville, Texas 76034. Any such communication must state the number of shares beneficially owned by the shareholders making the communication. The Corporate Secretary will forward such communication to the full Board of Directors or to any individual Director or Directors to whom the communication is directed, unless the Corporate Secretary determines that the communication does not relate to the business or affairs of the Company or the functioning or constitution of the Board of Directors or any of its committees, relates to routine or insignificant matters that do not warrant the attention of the Board of Directors, is an advertisement or other commercial solicitation or communication, is frivolous or offensive, or is otherwise not appropriate for delivery to the Directors. The Director or Directors who receive any such communication will have discretion to determine whether the subject matter of the communication should be brought to the attention of the full Board of Directors or one or more of its committees and whether any response to the person sending the communication is appropriate. Although all communications may not be answered on an individual basis, they do assist the Directors and management in addressing the needs of shareholders. Any communication receiving a response will be made through the Corporate Secretary and only in accordance with the Company’s policies and procedures and the applicable laws and regulations relating to the disclosure of information.

Other Matters

The Board of Directors does not know of any matters to be brought before the Annual Meeting other than those referred to in the notice hereof. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the form of proxy to vote the proxy in accordance with their judgment on such matters.

Availability of Documents

The Company’s Annual Report on Form 10-K /A for the fiscal year ended September 30, 2011, has been filed with the SEC and is incorporated in this Proxy Statement by reference. Requests for directions to the Annual Meeting to vote in person or for copies of this Proxy Statement and the 2011 Annual Report (including exhibits thereto) for the Annual Meeting and future shareholders meetings should be directed to the Corporate Secretary, at 5444 Westheimer, Suite 1440, Houston, Texas 77056. Copies of this Proxy Statement and the 2011 Annual Report for the Annual Meeting can also be obtained by calling the Company's public relations agent – DPK Public Relations at (832) 467-2904 or by writing to DPK Public Relations at P.O. Box 1994, Colleyville, Texas 76034 or can be accessed at the SEC filings section of our website at http://www.erhc.com/secfilings/.

Houston, Texas
March 13, 2012

Order of the Board of Directors,

/s/ Peter Ntephe

By: Peter Ntephe
Title: President and Chief Executive Officer

Annual Meeting of Shareholders
ERHC ENERGY, INC.
April 26, 2012

Please Detach and Mail in the Envelope Provided

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to:
Corporate stock Transfer, Inc. 3200 Cherry Creek Drive South, Suite 430, Denver, Colorado 80209
Proxy Fax: (303) 282 4986
VOTE ONLINE
Follow the instructions on the proxy card

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ERHC ENERGY, INC. (THE “COMPANY”).

1. The undersigned does hereby appoint Peter Ntephe, Chief Executive Officer of the Company and/or Sylvan Odobulu, Vice President (Admin), Controller and Principal Accounting Officer of the Company, or either of them (1), as proxies for the shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting to be held on April 26, 2012, commencing at 3:00 p.m., Central Daylight Time, at The Renaissance Houston Hotel, 6 Greenway Plaza East, Houston, Texas 77046, and at any or all adjournments of said meeting, and instructs them to vote as follows:

2.	The following proposals are to be considered:

Proposal No. 1	APPROVAL OF THE SLATE OF THE BOARD OF DIRECTORS [SEE SLATE OF NOMINEES BELOW]:

FOR	AGAINST	ABSTAIN

SLATE OF DIRECTOR NOMINEES:

Andrew Uzoigwe
Howard Jeter
Leslie Blair
Friday Oviawe
Peter Ntephe

*The undersigned Shareholder may strike out the persons named as proxies and designate some other person of his or her choice and may send this Proxy directly to that person. In order for the proxy to be counted, such other person must present this Proxy at the Annual Meeting.

Proposal No. 2	RATIFICATION OF THE APPOINTMENT OF MALONEBAILEY, LLP, THE COMPANY’S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2012:

FOR	AGAINST	ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon any other proposal that may properly come before the Annual Meeting or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF THE PROXY IS EXECUTED AND NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVAL OF PROPOSALS 1 AND 2.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT FURNISHED HEREWITH. PLEASE READ THE REVESE SIDE, DATE, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED, PRE-ADDRESSED STAMPED ENVELOPE.

Please sign exactly as name (or names) appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Print name of Shareholder as it appears on your stock certificate or broker’s records and the
No. of Shares owned:

(Print name of Shareholder(s))

DATED:
Signature

Signature if held jointly

FILL IN THE FOLLOWING:

NUMBER OF SHARES OWNED:	COMMON

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY (BEFORE 10 AM, CENTRAL DAYLIGHT TIME, ON THE DATE OF THE ANNUAL MEETING, APRIL 26, 2012. IF HAND CARRIED (OR IF SENT BY MAIL OR EMAIL, BEFORE 5 PM, CENTRAL DAYLIGHT TIME ON APRIL 25, 2012), TO:

Corporate stock Transfer, Inc
3200 Cherry Creek Drive South,
Suite 430, Denver, Colorado 80209
Proxy Fax: (303) 282-4986